Exhibit 99.1

NEWS RELEASE

CONTACT:	Gary S. Maier
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS RECORD FISCAL 2017
SECOND QUARTER RESULTS

-- Product Line Expansion Enhances Growth Opportunities --

LOS ANGELES, CA – November 9, 2016 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2017 second quarter -- reflecting record profitability on both a reported and adjusted basis.

Net sales for the fiscal 2017 second quarter were $108.8 million compared with $91.7 million for the same period a year earlier. The company’s sales performance for the fiscal 2017 second quarter reflects continued strength of its rotating electrical and wheel hub business, as well as contributions from its other product lines -- including the company’s emerging brake power boosters, which commenced in August. Sales were partially offset by certain customer allowances and return accruals related to new business.

All results labeled as “adjusted” in this press release are non-GAAP measures as discussed more fully below under the heading “Use of Non-GAAP Measures.”

Adjusted net sales for the fiscal 2017 second quarter were $112.4 million compared with $101.7 million a year earlier.

Net income for the fiscal 2017 second quarter was $9.1 million, or $0.47 per diluted share, compared with a net loss of $1.4 million, or $0.08 per share, a year ago.

Adjusted net income for the fiscal 2017 second quarter was $12.4 million, or $0.64 per diluted share, compared with $11.8 million, or $0.62 per diluted share, in the same period a year earlier.

Gross profit for the fiscal 2017 second quarter was $30.7 million compared with $21.8 million a year earlier. Gross profit as a percentage of net sales for the fiscal 2017 second quarter was 28.2 percent compared with 23.8 percent a year earlier, primarily due to customer allowances related to new business.

Adjusted gross profit for the fiscal 2017 second quarter was $34.5 million compared with $31.4 million a year ago. Adjusted gross profit as a percentage of adjusted net sales for the three months was 30.7 percent compared with 30.9 percent a year earlier.

(more)

Motorcar Parts of America, Inc.
2-2-2

Net sales for the fiscal 2017 six-month period were $194.2 million compared with $177.5 million a year earlier.

Adjusted net sales for the six-month period were $206.2 million compared with $188.4 million last year.

Net income for the six-month period was $16.7 million, or $0.86 per diluted share, compared with $518,000, or $0.03 per diluted share, in fiscal 2016.

Adjusted net income for the first half of fiscal 2017 was $22.5 million, or $1.16 per diluted share, compared with $20.1 million, or $1.07 per diluted share, in fiscal 2016.

Gross profit for the fiscal 2017 six-month period was $51.0 million compared with $47.8 million a year earlier. Gross profit as a percentage of net sales for the fiscal 2017 first half was 26.3 percent compared with 26.9 percent a year earlier, primarily due to customer allowances related to new business.

Adjusted gross profit for the fiscal 2017 the six-month period was $64.8 million compared with $58.2 million a year ago. Adjusted gross profit as a percentage of adjusted net sales for the six months was 31.4 percent compared with 30.9 percent a year earlier.

“As we commence the second half of fiscal 2017, we are well-positioned within the aftermarket industry. We anticipate solid growth in all of our product lines, and we are encouraged by the numerous additional opportunities we are seeing,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

“Results for the quarter reflect continued strength of our business – supported by an aging vehicle population, increased miles driven and related factors, all of which continue to contribute to overall growth in the aftermarket industry. As always, we thank our entire team for their day-in and day-out commitment to excellence and our company,” Joffe said

Use of Non-GAAP Measures

This press release includes the following non-GAAP measures - adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin, which are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), EBITDA, income from operations, gross profit or gross profit margin as a measure of financial performance. The Company believes these non-GAAP measures, when considered together with the corresponding GAAP measures, provide useful information to investors and management regarding financial and business trends relating to the company’s results of operations. However, these non-GAAP measures have significant limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP. For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin to their corresponding GAAP measures, see the financial tables included in this press release. Also refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding these adjustments.

(more)

Motorcar Parts of America, Inc.
3-3-3

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call this morning will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international). For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com. A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on November 9, 2016 through 8:59 p.m. Pacific time on Wednesday, November 16, 2016 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 5599020.

About Motorcar Parts of America, Inc.

Motorcar Parts of America is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products, brake master cylinders, brake power boosters and turbochargers utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Virginia, Mexico, Singapore, Malaysia and Toronto. Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors. Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2016 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

# # #

(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2016	2015	2016	2015

Net sales	$108,836,000	$91,670,000	$194,248,000	$177,505,000
Cost of goods sold	78,178,000	69,850,000	143,199,000	129,694,000
Gross profit	30,658,000	21,820,000	51,049,000	47,811,000
Operating expenses:
General and administrative	9,869,000	18,219,000	13,494,000	29,579,000
Sales and marketing	2,707,000	2,632,000	5,341,000	4,912,000
Research and development	905,000	646,000	1,774,000	1,382,000
Total operating expenses	13,481,000	21,497,000	20,609,000	35,873,000
Operating income	17,177,000	323,000	30,440,000	11,938,000
Interest expense, net	3,189,000	2,613,000	6,008,000	11,050,000
Income (loss) before income tax expense (benefit)	13,988,000	(2,290,000)	24,432,000	888,000
Income tax expense (benefit)	4,845,000	(898,000)	7,781,000	370,000

Net income (loss)	$9,143,000	$(1,392,000)	$16,651,000	$518,000

Basic net income (loss) per share	$0.49	$(0.08)	$0.90	$0.03

Diluted net income (loss) per share	$0.47	$(0.08)	$0.86	$0.03

Weighted average number of shares outstanding:
Basic	18,641,324	18,215,783	18,544,118	18,109,912

Diluted	19,429,390	18,215,783	19,384,668	18,887,153

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2016	March 31, 2016
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$5,452,000	$21,897,000
Short-term investments	2,233,000	1,813,000
Accounts receivable — net	16,112,000	8,548,000
Inventory— net	72,164,000	58,060,000
Inventory unreturned	10,228,000	10,520,000
Deferred income taxes	34,414,000	33,347,000
Prepaid expenses and other current assets	7,796,000	5,900,000
Total current assets	148,399,000	140,085,000
Plant and equipment — net	17,227,000	16,099,000
Long-term core inventory — net	251,048,000	241,100,000
Long-term core inventory deposits	5,569,000	5,569,000
Long-term deferred income taxes	457,000	236,000
Goodwill	2,476,000	2,053,000
Intangible assets — net	4,316,000	4,573,000
Other assets	8,176,000	3,657,000
TOTAL ASSETS	$437,668,000	$413,372,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$74,845,000	$72,152,000
Accrued liabilities	6,938,000	9,101,000
Customer finished goods returns accrual	19,761,000	26,376,000
Accrued core payment	11,174,000	8,989,000
Revolving loan	19,000,000	7,000,000
Other current liabilities	9,757,000	4,698,000
Current portion of term loan	3,064,000	3,067,000
Total current liabilities	144,539,000	131,383,000
Term loan, less current portion	18,447,000	19,980,000
Long-term accrued core payment	17,996,000	17,550,000
Long-term deferred income taxes	13,675,000	14,315,000
Other liabilities	14,187,000	19,336,000
Total liabilities	208,844,000	202,564,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized;
18,665,196 and 18,531,751 shares issued and outstanding at September 30, 2016 and March 31, 2016, respectively	187,000	185,000
Additional paid-in capital	205,375,000	203,650,000
Retained earnings	29,368,000	11,825,000
Accumulated other comprehensive loss	(6,106,000)	(4,852,000)
Total shareholders' equity	228,824,000	210,808,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$437,668,000	$413,372,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and six months ended September 30, 2016 and 2015. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains. Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and six months ended September 30, 2016 and 2015 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended September 30,		Six Months Ended September 30,
	2016	2015	2016	2015
GAAP Results:
Net sales	$108,836,000	$91,670,000	$194,248,000	$177,505,000
Net income (loss)	9,143,000	(1,392,000)	16,651,000	518,000
Diluted income (loss) per share (EPS)	0.47	(0.08)	0.86	0.03
Gross margin	28.2%	23.8%	26.3%	26.9%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$112,383,000	$101,745,000	$206,205,000	$188,368,000
Non-GAAP adjusted net income	12,426,000	11,790,000	22,516,000	20,144,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.64	0.62	1.16	1.07
Non-GAAP adjusted gross margin	30.7%	30.9%	31.4%	30.9%
Non-GAAP adjusted EBITDA	24,470,000	22,681,000	44,689,000	40,396,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended September 30,		Six Months Ended September 30,
	2016	2015	2016	2015
GAAP net sales	$108,836,000	$91,670,000	$194,248,000	$177,505,000
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	1,315,000	-	3,168,000	-
Customer allowances related to new business	2,232,000	10,075,000	8,789,000	10,863,000
Adjusted net sales	$112,383,000	$101,745,000	$206,205,000	$188,368,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended September 30,
	2016		2015
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss)	$9,143,000	$0.47	$(1,392,000)	$(0.08)
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	1,315,000	$0.07	-	$-
Customer allowances related to new business	2,232,000	$0.11	10,075,000	$0.53
Cost of goods sold
New product line start-up costs	16,000	$0.001	-	$-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	475,000	$0.02	326,000	$0.02
Cost of customer allowances and stock adjustment accruals related to new business	(213,000)	$(0.01)	(809,000)	$(0.04)
Operating expenses
Legal, severance, acquisition, financing, transition and other costs	219,000	$0.01	1,112,000	$0.06
Accrual made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	$-	9,250,000	$0.49
Share-based compensation expenses	1,008,000	$0.05	517,000	$0.03
Mark-to-market losses (gains)	1,331,000	$0.07	1,147,000	$0.06
Tax effected at 39% tax rate (a)	(3,100,000)	$(0.16)	(8,436,000)	$(0.45)
Adjusted net income	$12,426,000	$0.64	$11,790,000	$0.62

(a) Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Six Months Ended September 30,
	2016		2015
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$16,651,000	$0.86	$518,000	$0.03
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	3,168,000	$0.16	-	$-
Customer allowances related to new business	8,789,000	$0.45	10,863,000	$0.58
Cost of goods sold
New product line start-up costs	140,000	$0.01	-	$-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	2,193,000	$0.11	326,000	$0.02
Cost of customer allowances and stock adjustment accruals related to new business	(568,000)	$(0.03)	(809,000)	$(0.04)
Operating expenses
Legal, severance, acquisition, financing, transition and other costs	615,000	$0.03	4,253,000	$0.23
Accrual made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	$-	9,250,000	$0.49
Share-based compensation expenses	1,737,000	$0.09	1,033,000	$0.05
Mark-to-market losses (gains)	(3,595,000)	$(0.19)	2,111,000	$0.11
Interest
Write-off of prior deferred loan fees	-	$-	5,108,000	$0.27
Tax effected at 39% tax rate (a)	(6,614,000)	$(0.34)	(12,509,000)	$(0.66)
Adjusted net income	$22,516,000	$1.16	$20,144,000	$1.07

(a) Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended September 30,
	2016		2015
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$30,658,000	28.2%	$21,820,000	23.8%
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	1,315,000		-
Customer allowances related to new business	2,232,000		10,075,000
Cost of goods sold
New product line start-up costs	16,000		-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	475,000		326,000
Cost of customer allowances and stock adjustment accruals related to new business	(213,000)		(809,000)
Total adjustments	3,825,000	2.5%	9,592,000	7.1%
Adjusted gross profit	$34,483,000	30.7%	$31,412,000	30.9%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Six Months Ended September 30,
	2016		2015
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$51,049,000	26.3%	$47,811,000	26.9%
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	3,168,000		-
Customer allowances related to new business	8,789,000		10,863,000
Cost of goods sold
New product line start-up costs	140,000		-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	2,193,000		326,000
Cost of customer allowances and stock adjustment accruals related to new business	(568,000)		(809,000)
Total adjustments	13,722,000	5.1%	10,380,000	4.0%
Adjusted gross profit	$64,771,000	31.4%	$58,191,000	30.9%

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended September 30,		Six Months Ended September 30,
	2016	2015	2016	2015
GAAP net income (loss)	$9,143,000	$(1,392,000)	$16,651,000	$518,000
Interest expense, net	3,189,000	2,613,000	6,008,000	11,050,000
Income tax expense (benefit)	4,845,000	(898,000)	7,781,000	370,000
Depreciation and amortization	910,000	740,000	1,770,000	1,431,000
EBITDA	$18,087,000	$1,063,000	$32,210,000	$13,369,000

Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	1,315,000	-	3,168,000	-
Customer allowances related to new business	2,232,000	10,075,000	8,789,000	10,863,000
Cost of goods sold			-
New product line start-up costs	16,000	-	140,000	-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	475,000	326,000	2,193,000	326,000
Cost of customer allowances and stock adjustment accruals related to new business	(213,000)	(809,000)	(568,000)	(809,000)
Operating expenses			-
Legal, severance, acquisition, financing, transition and other costs	219,000	1,112,000	615,000	4,253,000
Accrual made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	9,250,000	-	9,250,000
Share-based compensation expenses	1,008,000	517,000	1,737,000	1,033,000
Mark-to-market losses (gains)	1,331,000	1,147,000	(3,595,000)	2,111,000
Adjusted EBITDA	$24,470,000	$22,681,000	$44,689,000	$40,396,000